                                                                  EXHIBIT 10.9

                                FIRST AMENDMENT


         THIS FIRST AMENDMENT (this "First Amendment") dated as of November 1, 1994, to the Credit Agreement dated as of March 25, 1994 (the "Agreement"), among AirTouch Communications, a California corporation (the "Company"); the several financial institutions from time to time party to the Agreement (collectively, the "Banks"); Bank of America National Trust and Savings Association, as agent for the Banks; and ABN AMRO Bank N.V., Citicorp USA, Inc., The Bank of Nova Scotia and The Toronto-Dominion Bank, as co-agents. All terms capitalized but not defined herein shall have the meanings assigned thereto in the Agreement.

                              W I T N E S S E T H:

         WHEREAS, the Banks have made available to the Company a revolving credit facility with a letter of credit subfacility upon the terms and conditions set forth in the Agreement; and

         WHEREAS, the Company and the Banks desire to amend certain terms of the Agreement as set forth herein;

         NOW, THEREFORE, in consideration of the mutual agreements, provisions and covenants contained herein, the parties agree as follows:

         1. Definitions. The definition of "Material Adverse Effect" contained in Section 1.01 of the Agreement shall be amended by deleting the phrase "or the Company" from clause (a) of such definition.

         2. Reincorporation. Section 7.04(a) of the Agreement shall be amended to add the following language at the end of subparagraph (a):

         "provided, however, that the Company and its Material Subsidiaries shall be permitted to change their respective states or jurisdictions of incorporation by reincorporating in another state of the United States or the District of Columbia;".

         3. Sale of Assets. Section 8.02(b) of the Agreement shall be amended to (a) insert the phrase "or the Company" immediately following the phrase "any Material Subsidiary"; (b) insert the phrase "in the case of any Material Subsidiary," immediately preceding the phrase "to the Company" in subsection (i); (c) delete


                                       1
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the word "another" and replace it with the word "any" in subsections (ii) and
(iii); and (d) add the following language at the end of subsection (iv) immediately following the phrase "under Section 8.01;":

       "provided, however, that the Company shall not, directly or indirectly, in one transaction or a series of related transactions, both (x) sell, convey, transfer, lease or otherwise dispose of all or substantially all of its assets and (y) distribute all or substantially all of the proceeds of such transaction or transactions to its shareholders."

       4. Uninvited Acquisition. Section 8.03 of the Agreement shall be amended in its entirety to read as follows:

         "8.03 Uninvited Acquisitions. The Company shall not, and shall not suffer or permit any Subsidiary to, make any Acquisition unless (i) such Acquisition is undertaken in accordance with all applicable material Requirements of Law; and (ii) either (x) the prior, effective written consent or approval to such Acquisition of the board of directors or equivalent governing body of the acquiree is obtained (unless, in the case of an acquiree which is not a corporation, such consent or approval is not required by the organizational documents of the acquiree), or (y) the value of the consideration paid by the Company or any Subsidiary in connection with such Acquisition does not exceed $100,000,000 and the aggregate value of the consideration paid by the Company and its Subsidiaries in connection with all such Acquisitions in which consent or approval is not obtained does not exceed $500,000,000 in any one calendar year; provided, however, that in no event shall any portion of the Loan proceeds or the Letter of Credit be used to make an Acquisition described in this subsection (y)."

       5. Change of Control. Section 9.01(k) of the Agreement shall be amended by deleting the words "in concert" in (ii)(A)(x) and (ii)(A)(y) and replacing them with the phrase "as a `group' within the meaning of section 13(d) of the Exchange Act"; by inserting the phrase "(including the securities so acquired)" immediately following the phrase "combined voting power of all securities" in subsection (ii)(A)(x) of such section; and by inserting the phrase "(including the securities so acquired or controlled)" immediately following the phrase "combined voting power of all securities" in subsection
(ii)(A)(y).

       6. Representations and Warranties. The Company hereby represents and warrants to the Agent and the Banks as follows:


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         (a)     No Default or Event of Default has occurred and is continuing.

         (b) The execution, delivery and performance by the Company of this First Amendment have been duly authorized by all necessary corporate and other action and do not and will not require any registration with, consent or approval of, notice to or action by any Person (including any Governmental Authority) in order to be effective and enforceable. The Agreement as amended by this First Amendment constitutes the legal, valid and binding obligations of the Company, enforceable against it in accordance with its respective terms, without defense, counterclaim or offset.

         (c) All representations and warranties of the Company contained in the Agreement and in the other Loan Documents are true and correct.

         (d) The Company is entering into this First Amendment on the basis of its own investigation and for its own reasons, without reliance upon the Agent, the Banks or any other Person.

         7. Effective Date. This First Amendment will become effective as of November 1, 1994 (the "Effective Date"), provided that the Agent has received from the Company and each of the Banks a duly executed original of this First Amendment.

         8. Continued Effectiveness. Except as expressly modified by this First Amendment, the provisions of the Agreement shall remain in full force and effect and are hereby in all respects ratified and confirmed. All references in the Agreement and the other Loan Documents to the Agreement shall henceforth refer to the Agreement as amended by this First Amendment. This First Amendment shall be deemed incorporated into, and a part of, the Agreement.

         9. Counterparts. This First Amendment may be executed in any number of counterparts, each of which shall be deemed to be an original, but all such separate counterparts shall together constitute but one and the same instrument.

         10. GOVERNING LAW. THIS FIRST AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF CALIFORNIA.

         11. Binding Agreement. This First Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and


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assigns.  No third party beneficiaries are intended in connection with this
First Amendment.

         12. Exclusive Agreement. This First Amendment, together with the Agreement and the other Loan Documents, contains the entire and exclusive agreement of the parties hereto and thereto with reference to the matters discussed herein and therein. This First Amendment supersedes all prior drafts and communications with respect thereto. This First Amendment may not be amended except in accordance with the provisions of Section 11.01 of the Agreement.

         13. Invalid Provisions. If any term or provision of this First Amendment shall be deemed prohibited by or invalid under any applicable law, such provision shall be invalidated without affecting the remaining provisions of this First Amendment or the Agreement, respectively.

         14. Fees and Expenses. The Company covenants to pay to or reimburse the Agent, upon demand, for all costs and expenses (including allocated costs of in-house counsel), incurred in connection with the development, preparation, negotiation, execution and delivery of this First Amendment.

         IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to be duly executed and delivered in San Francisco, California by their proper and duly authorized officers as of the day and year first above written.

                                          AIRTOUCH COMMUNICATIONS


                                          By:     /S/ M.S. Gyani
                                               -------------------------------
                                          Name:   M. S. Gyani
                                               -------------------------------
                                          Title:  Vice President, Finance and
                                                  Treasurer
                                                 -----------------------------


                                          BANK OF AMERICA NATIONAL TRUST
                                            AND SAVINGS ASSOCIATION, as Agent

                                          By:     /S/ Kevin Leader
                                               -------------------------------
                                          Name:   Kevin Leader
                                                 -----------------------------
                                          Title:  Vice President
                                                 -----------------------------

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                                          BANK OF AMERICA NATIONAL TRUST
                                            AND SAVINGS ASSOCIATION,
                                            as a Bank


                                          By:     /S/ Michael J. Dasher
                                                -----------------------------
                                          Name:   Michael J. Dasher
                                                -----------------------------
                                          Title:  Vice President
                                                -----------------------------


                                          ABN AMRO BANK N.V.,
                                            as Co-Agent and as a Bank


                                          By:     /S/ Diane D. Waggoner
                                                -----------------------------
                                          Name:   Diane D. Waggoner
                                                -----------------------------
                                          Title:  Vice President
                                                -----------------------------


                                          By:     /S/ Peter Melloni
                                                -----------------------------
                                          Name:   Peter Melloni
                                                -----------------------------
                                          Title:  Vice President
                                                -----------------------------


                                          CITICORP U.S.A., INC.,
                                            as Co-Agent and as a Bank


                                          By:     /S/ Barbara A. Cohen
                                                -----------------------------
                                          Name:   Barbara A. Cohen
                                                -----------------------------
                                          Title:  Vice President
                                                -----------------------------



                                          THE BANK OF NOVA SCOTIA,
                                            as Co-Agent and as a Bank


                                          By:     /S/ Eric M. Knight
                                                -----------------------------
                                          Name:   Eric M. Knight
                                                -----------------------------
                                          Title:  Relationship Manager
                                                -----------------------------

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                                          THE TORONTO-DOMINION BANK,
                                            as Co-Agent and as a Bank


                                          By:     /S/ Warren Finlay
                                             ----------------------------------
                                          Name:   Warren Finlay
                                               --------------------------------
                                          Title:  Manager Credit
                                                 ------------------------------

                                          DEUTSCHE BANK AG, LOS ANGELES
                                            and/or CAYMAN ISLANDS BRANCHES,
                                            as lead manager and as a Bank


                                          By:     /S/ Steven N. Warden
                                             ----------------------------------
                                          Name:   Steven N. Warden
                                               --------------------------------
                                          Title:  Director
                                                 ------------------------------

                                          By:     /S/ J. Scott Jessup
                                             ----------------------------------
                                          Name:   J. Scott Jessup
                                               --------------------------------
                                          Title:  Vice President
                                                 ------------------------------

                                          NATIONSBANK OF TEXAS, N.A.,
                                            as lead manager and as a Bank


                                          By:     /S/ Jennifer F. Zydney
                                             ----------------------------------
                                          Name:   Jennifer F. Zydney
                                               --------------------------------
                                          Title:  Assistant Vice President
                                                 ------------------------------


                                          BANQUE NATIONALE DE PARIS


                                          By:     /S/ Rafael Lumanlan
                                             ----------------------------------
                                                  /S/ William J. La Herran
                                             ----------------------------------
                                          Name:   Rafael Lumanlan
                                               --------------------------------
                                                  William J. La Herran
                                               --------------------------------
                                          Title:  Vice President
                                                 ------------------------------
                                                  Assistant Vice President
                                                 ------------------------------

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                                          CREDIT LYONNAIS NEW YORK BRANCH


                                          By:     /S/ M. Bernadette Collins
                                             ----------------------------------
                                          Name:   M. Bernadette Collins
                                               --------------------------------
                                          Title:  Vice President
                                                -------------------------------

                                          CREDIT LYONNAIS CAYMAN ISLAND BRANCH


                                          By:     /S/ M. Bernadette Collins
                                             ----------------------------------
                                          Name:   M. Bernadette Collins
                                               --------------------------------
                                          Title:  Vice President
                                                -------------------------------

                                          DG BANK Deutsche Genossenschaftsbank


                                          By:     /S/ Karen A. Binkman
                                             ----------------------------------
                                                  /S/ Robert B. Herber
                                             ----------------------------------
                                          Name:   Karen A. Binkman
                                             ----------------------------------
                                                  Robert B. Herber
                                               --------------------------------
                                          Title:  Vice President
                                                -------------------------------
                                                  Vice President
                                                -------------------------------

                                          FIRST INTERSTATE BANK OF CALIFORNIA


                                          By:     /S/ John P. Biestman
                                             ----------------------------------
                                          Name:   John P. Biestman
                                               --------------------------------
                                          Title:  Vice President
                                                -------------------------------
                                          By:     /S/ Marianne Mitosinka
                                             ----------------------------------
                                          Name:   Marianne Mitosinka
                                               --------------------------------
                                          Title:  Vice President
                                                -------------------------------

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                                          ISTITUTO BANCARIO SAN PAOLO
                                            DI TORINO, SpA


                                          By:     /S/ Donald W. Brown
                                             ----------------------------------
                                          Name:   Donald W. Brown
                                               --------------------------------
                                          Title:  Branch Manager
                                                -------------------------------

                                          By:     /S/ Glen Binder
                                             ----------------------------------
                                          Name:   Glen Binder
                                               --------------------------------
                                          Title:  Vice President
                                                -------------------------------

                                          J.P. MORGAN DELAWARE


                                          By:     /S/ Jacqlyn Kennedy Sisson
                                             ----------------------------------
                                          Name:   Jacqlyn Kennedy Sisson
                                               --------------------------------
                                          Title:  Associate
                                                -------------------------------

                                          NATIONAL WESTMINSTER BANK PLC


                                          By:     /S/ Gary Miller
                                             ----------------------------------
                                          Name:   G. Miller
                                               --------------------------------
                                          Title:  Senior Vice President
                                                -------------------------------

                                          SWISS BANK CORPORATION


                                          By:     /S/ Marcia B. Burkey
                                             ----------------------------------
                                          Name:   Marcia B. Burkey
                                               --------------------------------
                                          Title:  Merchant Banking
                                                -------------------------------

                                          By:     /S/ Jamie Dillon
                                             ----------------------------------
                                          Name:   Jamie Dillon
                                               --------------------------------
                                          Title:  Merchant Banking
                                                -------------------------------

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                                          THE BANK OF NEW YORK


                                          By:     /S/ Wade Layton
                                          -------------------------------------
                                          Name:   Wade Layton
                                          -------------------------------------
                                          Title:  Assistant Vice President
                                          -------------------------------------

                                          THE DAI-ICHI KANGYO BANK, LTD.
                                            SAN FRANCISCO AGENCY


                                          By:     /S/ Seigo Makino
                                          -------------------------------------
                                          Name:   Seigo Makino
                                          -------------------------------------
                                          Title:  Joint General Manager
                                          -------------------------------------

                                          THE INDUSTRIAL BANK OF JAPAN, LIMITED
                                            SAN FRANCISCO AGENCY


                                          By:     /S/ Makoto Masuda
                                          -------------------------------------
                                          Name:   Makoto Masuda
                                          -------------------------------------
                                          Title:  Deputy General Manager
                                          -------------------------------------

                                          THE LONG-TERM CREDIT BANK OF JAPAN,
                                            LIMITED

                                          By:     /S/ Y. Kamisawa
                                          -------------------------------------
                                          Name:   Yutaka. Kamisawa
                                          -------------------------------------
                                          Title:  Deputy General Manager
                                          -------------------------------------

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                                     THE SUMITOMO BANK, LIMITED
                                       San Francisco Branch


                                     By:     /S/ Kazuaki Kawakatsu
                                    --------------------------------------------
                                     Name:   Kazuaki Kawakatsu
                                     -------------------------------------------
                                     Title:  General Manager
                                     -------------------------------------------

                                     By:     /S/ Herman White Jr.
                                     -------------------------------------------
                                     Name:   Herman White Jr.
                                     -------------------------------------------
                                     Title:  Vice President
                                     -------------------------------------------


                                     UNION BANK


                                     By:     /S/ N. Brusati Dias
                                     -------------------------------------------
                                     Name:   N. Brusati Dias
                                     -------------------------------------------
                                     Title:  Vice President and District Manager
                                     -------------------------------------------

                                     UNION BANK OF SWITZERLAND


                                     By:     /S/ Andres T. Brown
                                     -------------------------------------------
                                     Name:   Andres T. Brown
                                     -------------------------------------------
                                     Title:  First Vice President
                                     -------------------------------------------

                                     By:     /S/ Thomas G. Jackson
                                     -------------------------------------------
                                     Name:   Thomas G. Jackson
                                     -------------------------------------------
                                     Title:  First Vice President
                                     -------------------------------------------

                                     WELLS FARGO BANK, N.A.

                                     By:     /S/ Ralph J. Turner
                                     -------------------------------------------
                                     Name:   Ralph J. Turner
                                     -------------------------------------------
                                     Title:  Vice President
                                     -------------------------------------------